American Century Capital Portfolios, Inc. Statement of Additional Information Supplement
Supplement dated May 24, 2022 ■ Statement of Additional Information dated March 15, 2022
The following replaces the entry for Nathan Rawlins in the Accounts Managed table on page 31 of the SAI.

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Nathan Rawlins(7)	Number of Accounts	11	1	1
	Assets	$13.0 billion(8)	$837.2 million	$222.2 million
7 Information provided as of March 1, 2022.
8 Includes $8.1 billion in Mid Cap Value.

The following is added in the Value section of the Ownership of Securities table on page 34 of the SAI.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Value
David Byrns(8)	A
8 Information provided as of February 15, 2022.
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

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